                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          Implant Sciences Corporation
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                          IMPLANT SCIENCES CORPORATION
                              107 AUDUBON ROAD, #5
                              WAKEFIELD, MA 01880
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, DECEMBER 9, 1999
                            ------------------------

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Implant Sciences Corporation (the "Company") to be held on Thursday, December 9, 1999 at 10:00 a.m. at the Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts 02110 for the following purposes:

        1. To elect five directors of the Company to serve until the 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

        2. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournment(s) or postponement(s)thereof.

     The Board of Directors has fixed the close of business on November 3, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the 1999 Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            By Order of the Board of Directors

                                            /S/ Stephen N. Bunker
                                            STEPHEN N. BUNKER, Clerk

Wakefield, Massachusetts
November 5, 1999

                          IMPLANT SCIENCES CORPORATION
                              107 AUDUBON ROAD #5
                         WAKEFIELD, MASSACHUSETTS 01880

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, DECEMBER 9, 1999

                                                                November 5, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Implant Sciences Corporation (the "Company")for use at the 1999 Annual Meeting of Stockholders of the Company to be held on Thursday, December 9, 1999, at 10:00 am, and at any adjournments or postponements thereof(the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of five directors of the Company and
(ii) any other matters properly brought before the Annual Meeting.

     The Company's executive offices are located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880. The Company's telephone number is 781-246-0700. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about November 5, 1999.

     The Board of Directors has fixed the close of business on November 3, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.10 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,207,320 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of directors. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     THE COMPANY'S 1999 ANNUAL REPORT, INCLUDING THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 1999, IS BEING MAILED TO STOCKHOLDERS CONCURRENTLY WITH THIS PROXY STATEMENT.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently comprised of four members with each director serving for a term of one year and until their successors are duly elected and qualified.

     At the Annual Meeting, five directors will be elected to serve until the 2000 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Anthony J. Armini, Stephen N. Bunker, Robert E. Hoisington, Shunkichi Shimizu and Michael Szycher (the "Nominees"). Each nominee has indicated his willingness to serve as a director of the Company, and therefore the Board of Directors anticipates that each such Nominee will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

INFORMATION REGARDING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to each director, officer and director nominee, based on information furnished to the Company by each person. The following information is as of October 4, 1999 unless otherwise specified.

                        DIRECTORS AND EXECUTIVE OFFICERS

                  NAME                    AGE                    POSITION                   DIRECTOR SINCE
                  ----                    ---                    --------                   --------------
Anthony J. Armini*......................  61    President, Chief Executive Officer and           1984
                                                Chairman of the Board of Directors
Stephen N. Bunker*......................  56    Vice President and Chief Scientist,              1988
                                                Director
Darlene M. Deptula-Hicks*...............  42    Vice President and Chief Financial                 --
                                                Officer, Treasurer
Alan D. Lucas...........................  43    Vice President of Marketing Sales and              --
                                                Business Development
Robert E. Hoisington....................  63    President -- Management Strategies,              1992
                                                Director
Shunkichi Shimizu.......................  54    Executive Vice President, TK Holdings,           1998
                                                Inc., Director
Michael Szycher.........................  61    President, Chief Executive Officer,                --
                                                CardioTech International Inc., Director
                                                Nominee

---------------

(*) Executive Officer

     Dr. Anthony J. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors since the Company's incorporation. From 1972 to 1984, prior to founding the Company, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eleven patents and fifteen patents pending in the field of implant technology and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields.

     Dr. Stephen N. Bunker has served as the Vice President and Chief Scientist of the Company since 1987 and Director of the Company since 1988. Prior to joining the Company, from 1972 to 1987, Dr. Bunker was a Chief Scientist at Spire Corporation. From 1971 to 1972, Dr. Bunker was an Engineer at McDonnell Douglas Corporation. Dr. Bunker received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1969. Dr. Bunker is the author of seven patents in the field of implant technology.

     Darlene M. Deptula-Hicks joined the Company in July 1998 as Vice President and Chief Financial Officer. Prior to joining the Company, from 1997 to 1998 Ms. Deptula-Hicks was the Corporate Controller for ABIOMED, Inc., a medical device manufacturer. From 1994 to 1997 Ms. Deptula-Hicks was an independent financial consultant. From 1992 to 1994 Ms. Deptula-Hicks was the Vice President and Chief Financial Officer of GCA, a division of General Signal Corporation, a semiconductor equipment manufacturer. Ms. Deptula-Hicks holds a BS in Accounting and an MBA.

     Alan D. Lucas joined the Company in March 1998 as Vice President of Marketing, Sales and Business Development. Prior to joining the Company, Mr. Lucas accumulated over 20 years experience in various marketing and business development positions for medical device companies. Most recently, from 1996 to 1998, Mr. Lucas was the Director of Corporate Development at ABIOMED, Inc. From 1994 to 1996, Mr. Lucas was a strategic marketing and sales consultant focused on medical technology. From 1991 to 1994 Mr. Lucas was the Director of Marketing at Vision Sciences, Inc. a developmental stage medical device company.

     Robert E. Hoisington has served on the Board of Directors of the Company since August 1992. He is the President and founder of Management Strategies, a general line consulting firm providing strategic planning for businesses with annual revenues ranging from $10 million to $1 billion. Prior to founding Management Strategies, Mr. Hoisington was a professional management consultant at Arthur Young & Company.

     Shunkichi Shimizu joined the Company's Board of Directors in March, 1998. He is the Executive Vice President of TK Holdings, Inc. of Ohio, a subsidiary of Takata Corporation. Takata Corporation is a manufacturer of seat belts and airbags. Prior to joining Takata Corporation, he served as Head of International Financial Institutions Division at the Bank of Tokyo-Mitsubishi, Ltd., Headquarters.

     Dr. Michael Szycher, Director nominee, has been President and Chief Executive Officer of CardioTech International, Inc., a manufacturer of medical devices and biocompatible polymers since 1996. From 1988 to 1996, Dr. Szycher was Chairman and Chief Technology Officer of Polymedica Industries. Dr. Szycher is a recognized authority on polyurethanes and blood compatible polymers. He is the editor of six books on various subjects in blood compatible materials and devices and the author of eighty original research articles. Dr. Szycher is also Editor-in-Chief of the quarterly publication Journal of Biomaterial Applications.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held one meeting during the fiscal year ended June 30, 1999 which was fully attended and acted by unanimous written consent in lieu of other meetings.

     The Company has standing Audit and Compensation Committees. The members of the Audit Committee are Messrs. Hoisington (as Chairman), and Shimizu. The Audit Committee reviews the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls. During the fiscal year ended June 30, 1999 the Audit Committee held one meeting.

     The members of the Compensation Committee are Messrs. Hoisington (as Chairman) and Shimizu. The Compensation Committee reviews and approves the Company's executive compensation and benefit policies and administers the Company's 1998 Stock Option Plan. During the fiscal year ended June 30, 1999, the Compensation Committee held one meeting.

     The Board of Directors selects nominees for election as directors of the Company. The Board of Directors will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, the Company's By-laws. The Company does not maintain a standing nominating committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and ten percent stockholders are charged by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during the past fiscal year, and, if applicable, written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were fulfilled in a timely manner.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended June 30, 1997, 1998 and 1999 to the Company's Chief Executive Officer and each of the three other most highly compensated executive officers in fiscal 1999 (the "Named Executive Officers"). The Company has no other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                                                     ------------
                                                    ANNUAL COMPENSATION                 SHARES
                                         -----------------------------------------    UNDERLYING
            NAME AND                                               OTHER ANNUAL        OPTIONS       ALL OTHER
       PRINCIPAL POSITION          YEAR  SALARY($)   BONUS($)   COMPENSATION($)(1)    GRANTED(#)    COMPENSATION
       ------------------          ----  ---------   --------   ------------------    ----------    ------------
Antbony J. Armini*...............  1999  $124,384    $35,000          $9,188             --           --
  President, Chief Executive
    Officer                        1998  $104,000      --             $4,044             --           --
  and Chairman of the Board        1997  $106,416    $95,000          $3,999
Stephen N. Bunker*...............  1999  $ 96,135      --             $2,963             --           --
  Vice President, Chief            1998  $ 79,000      --             $2,605             --           --
  Scientist, Director              1997  $ 80,017      --             $2,068             --           --
Darlene M. Deptula-Hicks*........  1999  $ 94,344    $40,000          $  569             25,200       (2)
  Vice President and Chief
    Financial                      1998     --         --            --                  --           --
  Officer, Treasurer               1997     --         --            --                  --           --
Alan D. Lucas....................  1999  $105,694    $35,000          $  456             --           --
  Vice President of Sales,
    Marketing                      1998  $ 22,500    $10,000         --                  25,200       --
  and Business Development         1997     --         --            --                  --           --

---------------

 *   Executive Officer

(1) Other annual compensation consists of life and disability insurance premiums and 401(k) plan benefits paid by the Company on behalf of the Named Executive Officer.

(2)  See "Option Grants in Last Fiscal Year" below.

     The following table sets forth certain information regarding stock options held as of June 30, 1999 by the Named Executive Officers.

                          OPTION GRANTS IN FISCAL 1999

                                           NUMBER OF          % OF TOTAL GRANTED
                                     SECURITIES UNDERLYING      TO EMPLOYEES IN      EXERCISE PRICE
    NAME AND PRINCIPAL POSITION       OPTIONS GRANTED(#)          FISCAL YEAR            ($/SH)       EXPIRATION DATE
    ---------------------------      ---------------------    ------------------     --------------   ---------------
Darlene M. Deptula-Hicks...........          25,200                  88.0%               $4.00              2008
  Vice President and Chief
  Financial Officer, Treasurer

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                    OPTIONS A JUNE 30, 1999          AT JUNE 30, 1999(1)
                                                 -----------------------------   ---------------------------
          NAME AND PRINCIPLE POSITION             EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ---------------------------             -----------    -------------   -----------   -------------
Darlene M. Deptula-Hicks.......................        --            25,200           --          $94,500
  Vice President and Chief
  Financial Officer, Treasurer

---------------
(1)  As of June 30, 1999, the market value of a share of Common Stock was $7.75.

COMPENSATION COMMITTEE AND EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     In September 1999, the Compensation Committee approved, and the Company entered into employment agreements with each of Anthony J. Armini, President, Chief Executive Officer and Chairman of the Board and Stephen N. Bunker, Vice President and Chief Scientist of the Company. Pursuant to their employment agreements, each of which has a term of five years, Dr. Armini is entitled to an annual base salary of $125,000 and Dr. Bunker is entitled to an annual base salary of $100,000, both of which are subject to annual review. Each of them is eligible to receive additional bonuses at the discretion of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1999, the Company entered into loan agreements aggregating $137,500 with ten employees for the purpose of permitting these employees to exercise options to purchase 321,642 shares of Common Stock, in aggregate. The interest rate of each loan, which is unsecured, is 6% per annum. The entire principal amount and accumulated interest on each loan will be due on January 7, 2002.

DIRECTOR COMPENSATION

     The Company's directors who are employees of the Company do not receive any compensation for service on the Board of Directors. Directors who are not employees of the Company, other than Mr. Shimizu, are paid a yearly stipend of $2,500 and are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.

     Under the 1998 Incentive and Nonqualified Stock Option Plan (the "Option Plan"), each Director who is not an employee of the Company, other than Mr. Shimizu, automatically receives an annual grant of options to purchase 2,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on that date for each year of service. Each such option will have a term of five years and will vest in full on the date of the grant.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 4, 1999, with respect to the beneficial ownership of the Company's Common Stock of each director and nominee for director, each named executive officer in the Executive Compensation table below, all directors and current officers of the Company as a group, and each person known by the Company to be a beneficial owner of five percent or more of the Company's Common Stock. This information is based upon information received from or on behalf of the individuals named therein.

                                                      NUMBER OF SHARES      PERCENT
             NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED(1)   OF CLASS
             ------------------------               ---------------------   --------
Anthony J. Armini.................................        1,231,242(4)        23.5%
Patricia A. Armini................................          931,122(4)        17.8%
Casparin Corporation..............................          776,418(5)        14.8%
Stephen N. Bunker.................................          636,348           12.2%
Robert E. and Joan Hoisington.....................           30,000              *
Shunkichi Shimizu.................................               --(3)          --
Darlene M. Deptula-Hicks..........................            8,400(2)           *
Alan D. Lucas.....................................           16,800(2)           *
All Directors and Officers as a group (5
  persons)........................................        1,922,790           36.8%

---------------

 *  Less than 1%

(1) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

(2) Includes those options exercisable within 60 days of the date hereof.

(3) Mr. Shimizu is the designated director for Casparin Corporation and is not permitted by Casparin Corporation to personally hold any stock or receive any stipend.

(4) Patricia A. Armini is the former wife of Anthony J. Armini. Ms. Armini has sole voting power with respect to all shares as shown beneficially owned by her.

(5) Casparin Corporation is a wholly-owned subsidiary of TREC (Holland) Amsterdam B.V., a sister company of NAR Holding Corporation.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst and Young, LLP, as the independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2000. This firm has served as the Company's auditors since 1997.

     Representatives of Ernst and Young, LLP have been invited to the Annual Meeting and are expected to be present at the Meeting. They will be given an opportunity to make a statement, if so desired. Representatives will be available to respond to appropriate questions from stockholders.

SOLICIATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

OTHER PROPOSED ACTION

     The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgement of the persons holding the proxies.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the annual meeting scheduled to be held in December 2000, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement, being July 5, 2000.

     In addition, SEC Rule 14a-4 provides that with respect to any proposal or nomination made by a stockholder at the annual meeting scheduled for December 2000, the persons named as proxies by the Company is its solicitation materials will have discretionary authority to vote on such proposal or nomination if the Company did not have notice of the matter at least 45 days prior to the anniversary date of mailing of this Proxy Statement, being September 21, 2000.

ANNUAL REPORT AND FORM 10-KSB

     Additional copies of the Annual Report to Stockholders for the fiscal year ended June 30, 1999 and copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, Massachusetts 01880.

                                            By Order of the Board of Directors

                                            /S/ Stephen N. Bunker
                                            STEPHEN N. BUNKER, Clerk

Wakefield, Massachusetts
November 5, 1999

PROXY                     IMPLANT SCIENCES CORPORATION                     PROXY
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS DECEMBER 9, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Anthony J. Armini, and Darlene M. Deptula-Hicks and each of them, as Proxies of the undersigned, with full power to appoint their substitutes, and authorizes each of them to represent and to vote all shares of Common Stock of Implant Sciences Corporation (the "Company") held by the undersigned as of the close of business on November 3, 1999, at the Annual Meeting of Stockholders to be held at The Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts 02110 on Thursday, December 9, 1999 at 10:00 a.m., local time, and at any adjournments and postponements thereof.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE HEREOF, AND AT THE PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

----------------------------------    ------------------------------------------

----------------------------------    ------------------------------------------

----------------------------------    ------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                          IMPLANT SCIENCES CORPORATION
                                DECEMBER 9, 1999

                Please detach and mail in the envelope provided

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Proposal to elect the following persons as Directors to serve until the 2000 Annual Meeting and until their successors are duly elected and qualified.

                          IMPLANT SCIENCES CORPORATION

 Anthony J. Armini, Stephen N. Bunker, Robert E. Hoisington, Shunkuchi Shimizu
                              and Michael Szycher

          [ ]  FOR          [ ]  WITHHOLD          [ ]  FOR ALL EXCEPT

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "FOR ALL
              EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

RECORD DATE SHARES: The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1999 Annual Report and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Please be sure to sign and date this Proxy. Date ________________________

Mark box at right if an address change or comments have been noted on the reverse side of this card. [ ]

---------------------------------------------------------
                       ---------------------------------------------------------

         Stockholder sign here                    Joint-owner sign here